EXHIBIT 10.1

                            COMFORT SYSTEMS USA, INC.

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

      This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 13, 2000 (the "EFFECTIVE DATE") and entered into by and among COMFORT SYSTEMS USA, INC., a Delaware corporation (the "COMPANY"), the other Credit Support Parties (as defined in Section 4 hereof), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "GUARANTORS"), the banks and other financial institutions listed on the signature pages hereto under the caption "BANKS" (together with each other Person who becomes a Bank, collectively the "BANKS"), BANK ONE, TEXAS, N.A., individually as a bank ("BOT") and as administrative agent for the other Banks (in such capacity together with any other Person who becomes the administrative agent, the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, individually as a Bank ("BTCO") and as syndication agent for the other Banks (in such capacity together with any other Person who becomes the syndication agent, the "SYNDICATION AGENT"), BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), individually as a Bank ("BOFA") and as documentation agent for the other Banks (in such capacity together with any other Person who becomes the documentation agent, the "DOCUMENTATION AGENT"; and together with the Administrative Agent and the Syndication Agent, the "AGENTS"), and CREDIT LYONNAIS NEW YORK BRANCH, individually as a Bank and Co-Agent, NATIONAL CITY BANK, individually as a Bank and as Co-Agent, and THE BANK OF NOVA SCOTIA, individually as a Bank and as Co-Agent (collectively, the "CO-AGENTS"), and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of December 14, 1998, by and among the Company, the Guarantors, the Banks, the Agents and the Co-Agents, as amended by that certain First Amendment dated as of January 14, 1999, that certain Second Amendment dated as of August 18, 1999, and that certain Third Amendment dated as of August 11, 2000 (as so amended, the "CREDIT AGREEMENT"), and to other Loan Documents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement, as amended hereby (the "AMENDED CREDIT AGREEMENT").


                                    RECITALS

      WHEREAS, the Company, the Guarantors and the Banks desire to amend the Credit Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

      SECTION 1.  AMENDMENT TO THE CREDIT AGREEMENT

      1.1   AMENDMENTS TO SECTION 1.1: DEFINITIONS.

            The definition of "Account" is added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

            ""ACCOUNT" has the meaning stated in the Texas Uniform Commercial Code."

            The definition of "ASSET SALES" in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "$500,000" contained therein and substituting "$1,000,000.00" therefor.

            The definition of "Borrowing Base" is added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

            ""BORROWING BASE" means as to the Company and its Guarantors on a consolidated basis at any time, an amount equal to the product of
            (a) eighty percent (80%), times (b) the Eligible Accounts Receivable; PROVIDED that in the absence of a Borrowing Base Certificate, the Administrative Agent shall determine the Borrowing Base from time to time in its reasonable discretion, taking into account all information reasonably available to it, and the Borrowing Base from time to time so determined shall be the Borrowing Base for all purposes of this Agreement until a Borrowing Base Certificate is furnished to and accepted by the Administrative Agent."

            The definition of "Borrowing Base Certificate" is added to Section
1.1 of the Credit Agreement in proper alphabetical order to read as follows:

            ""BORROWING BASE CERTIFICATE" means, as of any date, a certificate as to the Borrowing Base as of such date in the form of Exhibit 7.1(i)."

            The definition of "EBITDA" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

            ""EBITDA" means, for any period, the consolidated pre-tax income for such period, plus the aggregate amount which was deducted for such period in determining such consolidated, pre-tax income in respect of Interest Expense (including amortization of debt discount, imputed interest and capitalized interest), depreciation and amortization, provided, the calculations of EBITDA after the acquisition of assets or entities permitted under Section 8.5(d) shall include pro forma adjustments consistent with the regulations and practices of the United States Securities and Exchange Commission (whether or not applicable) to account for such acquired entity's historical EBITDA for the relevant period or similar adjustments in the case of an

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            asset acquisition. For fiscal year 2000, (and only for fiscal year
            2000) the actual amount of pre-tax restructuring charges incurred by the Company during fiscal year 2000 (but in no event in excess of $27,500,000.00 in the aggregate) may be added back in determining EBITDA, PROVIDED that such pre-tax restructuring charges may be added back to the extent, and only to the extent, that such pre-tax restructuring charges were deducted in calculating EBITDA."

            The definition of "Eligible Accounts Receivable" is added to Section
1.1 of the Credit Agreement in proper alphabetical order to read as follows:

            ""ELIGIBLE ACCOUNTS RECEIVABLE" means at any time an amount equal to the aggregate net invoice or ledger amount (net of any reserves) due on all trade Accounts of the Company and the Guarantors for goods sold or leased or services rendered upon which Borrower's and Guarantors' rights to receive payment are absolute and not contingent upon the fulfillment of any condition whatsoever; PROVIDED, however, that Eligible Accounts Receivable shall include any retainage due to the Company and the Guarantors with respect to jobs in progress."

            The definition of "Margin" in Section 1.1 of the Credit Agreement is hereby amended by deleting the grid contained in the definition of "Margin" and substituting the following therefor:

      TOTAL FUNDED              EURODOLLAR RATE           ALTERNATE BASE
    DEBT/EBITDA RATIO               ADVANCE                RATE ADVANCE
-------------------------       ---------------           --------------
$ 4.00                              3.500 %                   2.000 %
$ 3.50 but less than 4.00           3.000 %                   1.750 %
$ 3.00 but less than 3.50           2.750 %                   1.500 %
$ 2.50 but less than 3.00           2.500 %                   1.250 %
less than 2.50                      2.250 %                   1.000 %

            The definition of "Total Commitment" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            ""TOTAL COMMITMENT" means the sum of the Commitments for each Bank totaling a maximum of $280,000,000.00 for all Banks."

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      1.2   AMENDMENT TO SECTION 2.1: THE LOANS.

            Section 2.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "THE LOANS" Subject to the terms and conditions hereof, each Bank severally agrees at any time and from time to time on and after the Effective Date and prior to the Maturity Date, to make and maintain a loan or loans (together with any Advances under a Letter of Credit described in Article III, a "LOAN" and collectively, the "LOANS") to the Company not to exceed at any time outstanding the maximum amount of its Commitment, which Loans (i) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or Eurodollar Rate Advances; PROVIDED that, except as otherwise specifically provided herein, all Advances made simultaneously under the Loan shall be of the same Type, (ii) in the case of Eurodollar Rate Advances, shall be made in the minimum amount of $1,000,000.00 and integral multiples of $100,000.00 and, in the case of Alternate Base Rate Advances, in the minimum amount of $100,000.00 and integral multiples thereof, or, in either case, in the remaining balance of the lesser of (w) the Total Commitment, and (x) the Borrowing Base, (iii) may be repaid and, so long as no Default or Event of Default exists hereunder, reborrowed, at the option of the Company in accordance with the provisions hereof, and (iv) shall not, in the aggregate at any time outstanding and together with all Letter of Credit Obligations, exceed the lesser of (y) the Total Commitment, and (z) the Borrowing Base."

      1.3 AMENDMENT TO SECTION 2.7(B): LOANS AND LETTER OF CREDIT OBLIGATIONS IN EXCESS OF TOTAL COMMITMENT.

            Section 2.7(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "(b) LOANS AND LETTER OF CREDIT OBLIGATIONS IN EXCESS OF TOTAL COMMITMENT. The Company shall repay Loans on any day on which the aggregate outstanding principal amount of the Loans together with the outstanding Letter of Credit Obligations exceeds the lesser of (i) the Total Commitment, and (ii) the Borrowing Base, in the amount of such excess."

      1.4   AMENDMENT TO SECTION 3.1(A): LETTERS OF CREDIT.

            Section 3.1(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "(a) Subject to and upon the terms and conditions herein set forth, the Issuing Bank agrees that it will, at any time and from time to time on or after the Effective Date and prior to the Maturity Date, following its receipt of a Letter of Credit Request and Application for Letter of Credit, issue for the account of the Company

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            and in support of the obligations of the Company or any of its
            Subsidiaries, one or more standby and/or commercial letters of credit (the "LETTERS OF CREDIT") payable on a sight basis, up to a maximum amount outstanding at any one time for all Letters of Credit of $10,000,000.00; PROVIDED that the Issuing Bank shall not issue any Letter of Credit if at the time of such issuance: (i) Letter of Credit Obligations shall be greater than an amount which, when added to the sum of all Advances then outstanding plus Letter of Credit Obligations, would exceed the lesser of (x) the Total Commitment, and (y) the Borrowing Base; or (ii) the expiry date or, in the case of any Letter of Credit containing an expiry date that is extendable at the option of the Issuing Bank, the initial expiry date, of such Letter of Credit is a date that is later than the Maturity Date."

      1.5   AMENDMENT TO SECTION 4.1: FEES.

            Section 4.1(a) of the Credit Agreement is hereby amended by deleting the grid contained in Section 4.1(a) and substituting the following therefor:

                "FUNDED DEBT/EBITDA        COMMITMENT FEE RATE
            -------------------------------------------------------
            greater than or equal to $4.00x                      0.500%
    greater than or equal to $3.50x and less than 4.00x          0.500%
    greater than or equal to $3.00x and less than 3.50x          0.500%
    greater than or equal to $2.50x and less than 3.00x          0.500%
        greater than or equal to less than 2.50x                 0.375%"

      1.6   ADDITION OF SECTION 7.1(H): ADDITIONAL REPORTING REQUIREMENTS.

                  Section 7.1 of the Credit Agreement is hereby amended by adding the following as subsection 7.1(h):

            "(h) As soon as available, and in any event within thirty (30) days after the end of each calendar month, the consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and the related consolidated statements of income for such period, along with summaries of the accounts receivable and accounts payable balances as of the end of such month, all of which shall be certified by the treasurer, chief financial officer, or chief executive officer of the Company as fairly presenting in all material respects, the financial position of the Company and its Subsidiaries as of the end of such month in accordance with GAAP. In addition to the foregoing, the Company shall also provide at such time a schedule and

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            explanation of the top fifteen (15) jobs in progress for which projections indicate a negative deviation from the original anticipated margins, which report shall include the amount of underbillings for each such job."

      1.7   ADDITION OF SECTION 7.1(I): BORROWING BASE CERTIFICATE.

            Section 7.1 of the Credit Agreement is hereby amended by adding the following as subsection 7.1(i):

            "(i) Within thirty (30) days after the end of each calendar month, a completed Borrowing Base Certificate calculating and certifying the Borrowing Base as of the last day of such calendar month, signed by an officer and the secretary of the company and in the form attached hereto as Exhibit 7.1(i)."

      1.8   ADDITION OF SECTION 7.10: ADDITIONAL COLLATERAL.

            Article VII of the Credit Agreement is hereby amended by adding the following as Section 7.10:

            "SECTION 7.10 ADDITIONAL COLLATERAL. The Company hereby agrees that on or before December 15, 2000, the Company and the Guarantors shall take, or cause to be taken all such actions, execute and deliver or cause to be executed and delivered all such agreements, documents and instruments, and make or cause to be made all such filings and recordings that may be necessary or, in the opinion of the Agents, desirable in order to create in favor of the Administrative Agent, for the benefit of the Banks, a valid (and upon such filing and recording) perfected First Priority security interest in all furniture, fixtures, machinery and equipment, (including, without limitation, leasehold improvements, computers, telecommunications equipment and vehicles) owned by the Company and the Guarantors as security for the Obligations, which furniture, fixtures, machinery and equipment shall be included in the definition of Collateral as such term is used in the Credit Agreement. Such actions shall include, without limitation, the following:

                  (i) Execution by the Company and delivery to the
            Administrative Agent of an Amended and Restated Company Security Agreement and Amended and Restated Subsidiary Security Agreements granting a Lien on such furniture, fixtures, machinery and equipment as security for the Obligations, which Amended and Restated Company Security Agreement and Amended and Restated Subsidiary Security Agreements shall be included in the definition of Collateral Documents as such term is used in the Credit Agreement;

                  (ii) Delivery to the Administrative Agent of (a) the results of a recent search, by a Person satisfactory to the Agents, of all jurisdictions where filings to

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            perfect are material or a material portion of such furniture, fixtures, machinery and equipment are located, together with copies of all such filings disclosed by such search; and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search and affecting such furniture, fixtures, machinery and equipment (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

                  (iii) Delivery to the Administrative Agent of UCC financing statements duly executed by the Company and each applicable Guarantor with respect to all such furniture, fixtures, machinery and equipment of the Company or such Guarantor, for filing in all jurisdictions as may be necessary or, in the opinion of the Agents, desirable to perfect the security interests created in such furniture, fixtures, machinery and equipment pursuant to the Collateral Documents; and

                  (iv) If required by the Administrative Agent, delivery to the
            Administrative Agent of an opinion of counsel (which counsel shall be reasonably satisfactory to the Agents) under the laws of Texas and such other jurisdictions as Agents may reasonably require, in each case with respect to the creation and perfection of the security interests in favor of the Administrative Agent on behalf of the Banks in such furniture, fixtures, machinery and equipment and such other matters governed by the laws of such jurisdiction regarding such security interests as the Agents may reasonably request, in each case in form and substance reasonably satisfactory to Agents.

            Notwithstanding the foregoing, the Company and the Guarantors shall not be required to re-title or to otherwise indicate the Administrative Agent's lien on behalf of the Banks on the certificate of title of any titled vehicles until such time as the Administrative Agent notifies the Company that such action is required."

      1.9   AMENDMENT TO SECTION 8.2: CONSOLIDATION, MERGER OR SALE OF ASSETS.

            Section 8.2 of the Credit Agreement is hereby amended by (1) deleting the word "and" immediately after clause (b) contained in such Section 8.2, and (2) deleting the period at the end of Section 8.2 and substituting the following therefor:

            ", and (d) wind ups, liquidations, dissolutions, mergers or consolidations with respect to the Subsidiaries listed on Exhibit 8.2(d) attached hereto and incorporated herein by reference and Asset Sales with respect to the stock of such Subsidiaries and the assets owned by such Subsidiaries as of the Amendment Effective Date for the Fourth Amendment to Credit Agreement; PROVIDED that all proceeds received from such transactions permitted by this Section 8.2(d) shall be applied to the Obligations

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            then outstanding under the Loan Documents. No amendment,
            modification, termination, waiver or consent shall be made with respect to this Section 8.2 or with respect to the definition of "Asset Sales" without the consent of Banks holding at least eighty percent (80%) of the Advances outstanding under the Loans, or, if no Advances are outstanding, Banks holding such percentage of the Total Commitment (notwithstanding any reduction or termination of the Total Commitment) or if there are no Advances or Commitments outstanding, Banks holding such percentage of outstanding Letters of Credit."

      1.10  AMENDMENT TO SECTION 8.5: INVESTMENTS.

            Section 8.5(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "(d) Provided that the Company has obtained the prior written consent of the Majority Banks with respect thereto, Investments in the stock, warrants, stock appreciation rights, other securities and/or other assets of domestic entities engaged in the same general type of business as the Company on the Effective Date, in which the Company or one of its wholly owned Subsidiaries is the surviving entity."

      1.11  AMENDMENT TO SECTION 8.6: RESTRICTED PAYMENTS.

            Section 8.6 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            "The Company will not, without the prior written consent of the Majority Banks, (i) pay any dividend or other distribution, direct or indirect, on account of, or redeem, retire, purchase or guaranty the value of or make any other acquisition, direct or indirect, of any shares of any class of stock of the Company, or of any warrants, rights or options to acquire any such shares, now or hereafter outstanding, or (ii) make any Restricted Subordinated Debt Payments; PROVIDED the Company may, to the extent, and only to the extent, such payments are not otherwise prohibited pursuant to the terms of this Agreement, make payments of regularly scheduled interest in respect of any Subordinated Indebtedness, in accordance with the terms of and to the extent required by, and subject to the subordination provisions contained in, the documents establishing and evidencing such Subordinated Indebtedness."

      1.12  AMENDMENT TO SECTION 8.10: FUNDED SENIOR DEBT TO EBITDA RATIO.

            Section 8.10 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

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            "The Company will not, as of the last day of any fiscal quarter, permit the ratio of its total Funded Senior Debt on such day to EBITDA for the four consecutive fiscal quarters then ended to exceed the amounts set forth below:

                      DATE(S)                RATIO
                     --------                -----
                     09/30/00                3.20x
                     12/31/00                3.70x
                     03/31/01                3.75x
                     06/30/01                3.55x
                     09/30/01                3.10x

            For purposes of calculating the ratio in this Section 8.10, the calculation of Funded Senior Debt after the acquisition of assets or entities permitted under this Agreement shall include adjustments to account for the total Funded Senior Debt of or applicable to such acquired assets or entities during the relevant period."

      1.13  AMENDMENT TO SECTION 8.11: TOTAL FUNDED DEBT TO EBITDA RATIO.

            Section 8.11 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

            "The Company will not, as of the last day of any fiscal quarter, permit the ratio of (i) its Total Funded Debt on such day to (ii) EBITDA for the four consecutive fiscal quarters then ended to exceed the amounts set forth below:

                      DATE(S)                RATIO
                     --------                -----
                     09/30/00                3.85x
                     12/31/00                4.50x
                     03/31/01                4.60x
                     06/30/01                4.35x
                     09/30/01                3.80x

            For purposes of calculating the ratio in this Section 8.11, the calculation of Total Funded Debt after the acquisition of assets or entities permitted under this Agreement

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            shall include adjustments to account for the Total Funded Debt of or applicable to such acquired assets or entities during the relevant period."

      1.14  AMENDMENT TO SECTION 8.13: CAPITAL EXPENDITURES.

            Section 8.13 of the Credit Agreement is hereby amended by adding the following provision at the end of such section:

            "Notwithstanding anything contained in this Agreement to the contrary, for the fiscal year 2001 the Company will not permit total consolidated capital expenditures (including Capitalized Lease Obligations but exclusive of (a) Investments permitted under SECTION 8.5(D), and (b) consolidated capital expenditures with respect to casualty loss replacements) to be greater than the lesser of (i) $22,000,000.00, and (ii) two percent (2.00%) of gross revenues (pro forma gross revenues with respect to permitted acquisitions) for fiscal year 2001."

      1.15  AMENDMENT TO SECTION 8.14: INTEREST COVERAGE RATIO.

            Section 8.14 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

            "The Company will not, as of the last day of any fiscal quarter, permit the ratio of EBITDA for the four consecutive fiscal quarters then ended to cash Interest Expense for such period to be less than the amounts set forth below:

                      DATE(S)                RATIO
                     --------                -----
                     09/30/00                3.10x
                     12/31/00                2.35x
                     03/31/01                2.15x
                     06/30/01                2.25x
                     09/30/01                2.50x"

      1.16  AMENDMENT OF SECTION 8.15: MINIMUM EBITDA.

            Section 8.15 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

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            "The Company will not, as of the last day of any fiscal quarter specified in the table below, permit its EBITDA for the three (3) months then ended to be less than the amounts set forth below:

                      DATE(S)           QUARTERLY EBITDA
                     --------           ----------------
                     09/30/00            $15,750,000.00
                     12/31/00            $15,300,000.00
                     03/31/01            $13,800,000.00
                     06/30/01            $17,400,000.00
                     09/30/01           $22,450,000.00"

      1.17  ADDITION OF EXHIBIT 7.1(I): FORM OF BORROWING BASE CERTIFICATE.

            The Credit Agreement is hereby amended by adding Exhibit 7.1(i) attached hereto as Exhibit 7.1(i) to the Credit Agreement.

      1.18  ADDITION OF EXHIBIT 8.2(D): EXCEPTED SUBSIDIARIES.

            The Credit Agreement is hereby amended by adding Exhibit 8.2(d) attached hereto as Exhibit 8.2(d) to the Credit Agreement.

      SECTION 2.  CONDITIONS TO EFFECTIVENESS

      Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

      A. On or before the Amendment Effective Date, the Company shall deliver to the Banks (or to the Agents for the Banks) the following, each, unless otherwise noted, dated the Amendment Effective Date:

            1. A certificate of the secretary or an assistant secretary of the Company and of the Guarantors certifying: (i) that the resolutions of the Board of Directors of the Company and of the Guarantors approving and authorizing the execution, delivery, and performance of the Amended Credit Agreement and amendments thereto delivered on the Effective Date, are in full force and effect and have not been amended, supplemented or otherwise modified since December 14, 1998 and (ii) the signature and incumbency of the officers of each of the Company and of the Guarantors who are authorized to sign on behalf of the Company or such Guarantor.

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            2. Counterparts of this Amendment executed by the Majority Banks and each of the other parties hereto.

            3. Payment to each of the Banks approving this Amendment, subject to Majority Bank approval, of an amendment fee equal to twenty one hundredths of one percent (0.20%) of such Bank's Commitment and payment to BOT as administrative agent of any other fees agreed upon in writing by the Company and BOT.

      B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Banks, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

      SECTION 3.  REPRESENTATIONS AND WARRANTIES

      In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company and each Guarantor party hereto represents and warrants to each Bank that the following statements are true, correct and complete as to itself:

      A. CORPORATE POWER AND AUTHORITY. The Company and each Guarantor party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and the Company and each Guarantor party hereto has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement.

      B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of the Company and each Guarantor party hereto, as the case may be.

      C. NO CONFLICT. The execution and delivery by the Company and each Guarantor party hereto of this Amendment and the performance by the Company and each Guarantor of this Amendment and the performance by the Company of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material agreement (other than failure to pay the notes evidencing the Subordinated Debt in accordance with this Amendment) to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than any Liens created under

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any of the Loan Documents in favor of the Agents on behalf of the Banks), or
(iv) require any approval of stockholders or any approval or consent of any Person under any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject.

      D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and each Guarantor party hereto of this Amendment and the performance by the Company and each Guarantor of this Amendment and the performance by the Company and each Guarantor of the Amended Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

      E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and each Guarantor party hereto and this Amendment and the Amended Credit Agreement are the legally valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM AMENDED CREDIT AGREEMENT. The representations and warranties contained in Article VI of the Amended Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) to the extent such representations and warranties relate to a default of any Subordinated Debt resulting from a failure to pay the notes evidencing such Subordinated Debt in accordance with this amendment resulting from the Company not being in Financial Compliance.

      G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, after giving effect to this Amendment, constitute an Event of Default or a Default.

      SECTION 4.  ACKNOWLEDGMENT AND CONSENT

      The Company is a party to certain Collateral Documents pursuant to which the Company has created Liens in favor of the Agents on certain Collateral to secure the Obligations. Each of the Guarantors party hereto is a party to certain Collateral Documents and the Guaranty, pursuant to which each such Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of the Administrative Agent on certain Collateral to secure the Guaranteed Obligations of such Guarantor under the Guaranty. The Guarantors party hereto are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Collateral Documents and the Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

      Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents and the Guaranty and this Amendment and consents to the further amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Amended Credit Agreement and the Notes.

      Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Credit Agreement and the other Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) to the extent such representations and warranties relate to a default of any Subordinated Debt resulting from a failure to pay the notes evidencing such Subordinated Debt in accordance with this amendment resulting from the Company not being in Financial Compliance.

      Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Amended Credit Agreement.

      SECTION 5.  MISCELLANEOUS

      A. REFERENCE TO AND EFFECT ON THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

      B. FEES AND EXPENSES. Company acknowledges that all reasonable costs, fees and expenses as described in Section 12.4 of the Credit Agreement incurred by the Agents and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

      C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1, which shall become effective upon the satisfaction of each of the conditions set forth in Section 2) shall become effective upon the execution of a counterpart hereof by the Company, the Credit Support Parties, the Guarantors and the Majority Banks and receipt by the Company and the Agents of written or telephonic notification of such execution and authorization of delivery of such counterpart.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    COMPANY:

                                    COMFORT SYSTEMS USA, INC.


                                    By:
                                       ---------------------------------
                                            J. Gordon Beittenmiller
                                           Senior Vice President and
                                            Chief Financial Officer

                             CREDIT SUPPORT PARTIES AND GUARANTORS:

                                    ADAMS MECHANICAL SERVICES, INC.
                                    ACCURATE AIR SYSTEMS, INC.
                                    AIR POWER SYSTEMS, INC.
                                    ALLSTATE MECHANICAL, INC.
                                    ATLAS AIR CONDITIONING COMPANY
                                    ATLAS COMFORT SERVICES USA, INC.
                                    BATCHELOR'S MECHANICAL CONTRACTORS, INC.
                                    BCM CONTROLS CORPORATION
                                    CEL, INC.
                                    CONTRACT SERVICE, INC.
                                    DESIGN MECHANICAL INCORPORATED
                                    DYNASTAR, INC.
                                    EASTERN HEATING & COOLING, INC.
                                    EASTERN REFRIGERATION CO., INC.
                                    EDS, INC.
                                    F&G MECHANICAL CORPORATION
                                    FRED HAYES MECHANICAL CONTRACTORS, INC.
                                    FREEWAY HEATING & AIR CONDITIONING, INC.
                                    GMS AIR CONDITIONING, INC.
                                    HELM CORPORATION
                                    HILLCREST SHEET METAL, INC.
                                    JAMES AIR CONDITIONING ENTERPRISES, INC.
                                    KUEMPEL SERVICE, INC.
                                    LAWRENCE SERVICE, INC.
                                    LOWRIE ELECTRIC CO., INC.
                                    MANDELL MECHANICAL CORPORATION
                                    MARTIN HEATING, INC.
                                    MEADOWLANDS FIRE PROTECTION CORP.
                                    MECHANICAL SERVICE GROUP, INC.
                                    MJ MECHANICAL SERVICES, INC.
                                    NOGLE & BLACK MECHANICAL, INC.
                                    NORTH JERSEY MECHANICAL CONTRACTORS, INC.
                                    OK SHEET METAL & AIR CONDITIONING, INC.
                                    QUALITY AIR HEATING & COOLING, INC.

                                    RHC ACQUISITION CORP.
                                    RIVER CITY MECHANICAL, INC.
                                    SALMON & ALDER, INC.
                                    SEASONAIR, INC.
                                    S&K AIR CONDITIONING CO., INC.
                                    S.M. LAWRENCE COMPANY, INC.
                                    STANDARD HEATING & AIR CONDITIONING
                                     COMPANY
                                    TECH HEATING AND AIR CONDITIONING, INC.
                                    TECH MECHANICAL, INC.
                                    TEMP-RIGHT SERVICE, INC.
                                    TRI-CITY MECHANICAL, INC.
                                    TROOST SERVICE CO.
                                    WALKER-J-WALKER, INC.
                                    WESTERN BUILDING SERVICES, INC.

                                    By:
                                          -----------------------------------
                                                  J. Gordon Beittenmiller
                                                    Vice President

AMOUNT OF COMMITMENT:               ADMINISTRATIVE AGENT/BANK:

$42,000,000.00                      BANK ONE, TEXAS, N.A.,
                                    AS ADMINISTRATIVE AGENT AND INDIVIDUALLY
                                    AS A BANK



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               SYNDICATION AGENT/BANK:

$32,666,667.00                      BANKERS TRUST COMPANY,
                                    AS SYNDICATION AGENT AND INDIVIDUALLY AS A
                                    BANK



                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               DOCUMENTATION AGENT/BANK:

$39,666,667.00                      BANK OF AMERICA, N.A. (FORMERLY KNOWN AS
                                    NATIONSBANK, N.A.), AS DOCUMENTATION AGENT
                                    AND INDIVIDUALLY, AS A BANK



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------
                                       22

AMOUNT OF COMMITMENT:               CO-AGENT/BANK:

$23,333,333.00                      CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS CO-AGENT AND INDIVIDUALLY, AS A BANK



                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               CO-AGENT/BANK:

$23,333,333.00                      NATIONAL CITY BANK,
                                    AS CO-AGENT AND INDIVIDUALLY, AS A BANK



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               CO-AGENT/BANK:

$23,333,333.00                      THE BANK OF NOVA SCOTIA, AS CO-AGENT AND
                                    INDIVIDUALLY, AS A BANK



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               BANK:

$18,666,667.00                      UNION BANK OF CALIFORNIA, N.A.



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               BANK:

$14,000,000.00                      COMERICA BANK



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               BANK:

$4,666,667.00                       BANK POLSKA, KASA OPIEKI S.A., PEKOA S.A.
                                      GROUP, NEW YORK BRANCH



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               BANK:

$28,000,000.00                      FIRSTAR BANK, NATIONAL ASSOCIATION



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               BANK:

$18,666,667.00                      LASALLE BANK NATIONAL ASSOCIATION



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

AMOUNT OF COMMITMENT:               BANK:

$11,666,667.00                      GENERAL ELECTRIC CAPITAL
                                    CORPORATION



                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                                EXHIBIT 7.1(i)
                          BORROWING BASE CERTIFICATE


      The undersigned hereby certifies that the undersigned is the ___________________ of COMFORT SYSTEMS USA, INC., a Delaware corporation (the "COMPANY"), and that such officer is authorized to execute this Borrowing Base Certificate on behalf of the Company pursuant to the Third Amended and Restated Credit Agreement dated as of December 14, 1998 (as it may be amended, supplemented or restated from time to time, the "AGREEMENT"), by and among the Company, BANK ONE, TEXAS, N.A., as Agent, and the other parties thereto. The undersigned further certifies, represents and warrants that to the knowledge of such officer, after due inquiry, that SCHEDULE 1 attached hereto has been duly completed and is true and correct in all respects.


      Dated ________________________, 200__.


                                     COMFORT SYSTEMS USA, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                          SCHEDULE 1 TO EXHIBIT 7.1(I)


                          BORROWING BASE CALCULATION


As of _________________, 200___ :

Eligible Accounts Receivable                    $
                                                  -----------

                                                  x 80% equals

Borrowing Base                                               $
                                                               ===========